Provisions for liabilities and charges	12 Months Ended
Dec. 31, 2017
Provision for liabilities and charges
Provisions for liabilities and charges

20 Provisions for liabilities and charges

	Payment	Other	Residential	Litigation
	protection	customer	mortgage backed	and other	Property and
Provisions for liabilities and charges	insurance (1)	redress	securities (2)	regulatory (3)	other (4) (5)	Total
	£m	£m	£m	£m	£m	£m
At 1 January 2017	1,253	1,105	6,752	1,918	1,808	12,836
Currency translation and other movements	—	4	(541)	(31)	35	(533)
Charge to income statement	175	228	714	280	1,003	2,400
Releases to income statement	—	(54)	(50)	(156)	(209)	(469)
Provisions utilised	(375)	(413)	(3,632)	(1,370)	(687)	(6,477)

At 31 December 2017	1,053	870	3,243	641	1,950	7,757

Notes:

(1)

To reflect the increased volume of complaints following the FCA’s introduction of an August 2019 PPI timebar as outlined in FCA announcement CP17/3 and the introduction of new Plevin (unfair commission) complaint handling rules, RBS increased its provision for PPI by £175m in 2017 (2016 - £601 million, 2015 - £600 million, 2014 - £650 million) bringing the cumulative charge to £5.1 billion, of which £3.7 billion (74%) in redress and £0.4 billion in administrative expenses had been paid by 31 December 2017. Of the £5.1 billion cumulative charge, £4.6 billion relates to redress and £0.5 billion to administrative expenses.

The principal assumptions underlying RBS’s provision in respect of PPI sales are: assessment of the total number of complaints that RBS will receive before 29 August 2019; the proportion of these that will result in redress; and the average cost of such redress. The number of complaints has been estimated from an analysis of RBS’s portfolio of PPI policies sold by vintage and by product. Estimates of the percentage of policyholders that will lodge complaints (the take up rate) and of the number of these that will be upheld (the uphold rate) have been established based on recent experience, guidance in FCA policy statements and the expected rate of responses from proactive customer contact. The average redress assumption is based on recent experience and FCA calculation rules. The table below shows the sensitivity of the provision to changes in the principal assumptions (all other assumptions remaining the same).

			Sensitivity
Assumptions	Actual to date	Future expected	Change in assumption %	Consequential change in provision £m
Customer initiated complaints (1)	2,386k	429k	+/- 5	+/- 30
Uphold rate (2)	90%	94%	+/- 1	+/- 6
Average redress (3)	£1,681	£1,476	+/- 5	+/- 30
Processing costs per claim (4)	£160	£142	+/- £20	+/- 3

Notes:

(1)	Claims received directly by RBS to date, including those received via CMCs and Plevin (commission) only. Excluding those for proactive mailings and where no PPI policy exists.
(2)	Average uphold rate per customer initiated claims received directly by RBS to end of timebar for both PPI (mis-sale) and Plevin (commission), excluding those for which no PPI policy exists.
(3)	Average redress for PPI (mis-sale) and Plevin (commission) pay-outs.
(4)	Processing costs per claim on a valid complaints basis, includes direct staff costs and associated overhead - excluding FOS fees.

Interest that will be payable on successful complaints has been included in the provision as has the estimated cost to RBS of administering the redress process. There are uncertainties as to the eventual cost of redress which will depend on actual complaint volumes, take up and uphold rates and average redress costs. Assumptions related to these are inherently uncertain and the ultimate financial impact may be different from the amount provided. We continue to monitor the position closely and refresh the underlying assumptions.

Background information in relation to PPI claims is given in Note 31.

(2) In the US, RBS is subject to civil litigation and various investigations relating to its issuance and underwriting of US mortgage-backed securities (RMBS). An additional charge of US$650 million (£492 million) was taken in Q4 2017 in connection with these matters, resulting in a year to date charge of US$971 million (£714 million). Detailed descriptions of RBS’s legal proceedings and discussion of the associated uncertainties are given in Note 31.

In July 2017, RBS reached a settlement with the Federal Housing Finance Agency (FHFA) as conservator of Fannie Mae and Freddie Mac, to resolve claims by FHFA in relation to RBS’s issuance and underwriting of approximately US$32 billion (£25 billion) of RMBS in the US. As part of the settlement, FHFA’s outstanding litigation against RBS relating to those securities was withdrawn.

Under the settlement, RBS paid FHFA US$5.5 billion (£4.2 billion), of which US$754 million (£581 million) was reimbursed to RBS under indemnification agreements with third parties. The cost to RBS (net of the indemnity mentioned above) of US$4.75 billion (£3.65 billion) was largely covered by then-existing provisions but an incremental charge of US$196 million (£151 million) was recorded in Q2 2017 in relation to the settlement.

(3) RBS is party to certain legal proceedings and regulatory investigations and continues to co-operate with a number of regulators. All such matters are periodically reassessed with the assistance of external professional advisers, where appropriate, to determine the likelihood of RBS incurring a liability and to evaluate the extent to which a reliable estimate of any liability can be made. Details of these investigations and a discussion of the nature of the associated uncertainties are given in Note 31.

(4) RBS recognised a £750 million provision in 2016 as a consequence of the announcement that HM Treasury is seeking a revised package of remedies that would conclude its remaining State Aid commitments. An additional charge of £50 million was taken in Q2 2017 following further revisions to the package, taking the total provision to £800 million.

(5) The majority of property provisions relate to vacant leasehold property and comprise the present value of the shortfall between rentals payable and rentals receivable from sub-letting. In addition to the £800 million provision taken as an estimate of the cost of completing RBS’s State Aid divestment commitments as referred to in (4), other provisions include restructuring provisions of £482 million principally in relation to termination benefits.